UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual

Repor t

Western Asset

Intermediate Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Intermediate Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Bond Portfolio for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

Western Asset Intermediate Bond Portfolio	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in

IV	Western Asset Intermediate Bond Portfolio

Investment commentary (cont’d)

May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Western Asset Intermediate Bond Portfolio	V

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%.

Performance review

For the six months ended June 30, 2011, Class I shares of Western Asset Intermediate Bond Portfolio returned 3.20%. The Fund’s unmanaged benchmark, the Barclays Capital Intermediate U.S. Government/Credit Indexvii, returned 2.47% over the same time frame. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 2.76% for the same period.

Performance Snapshot as of June 30, 2011 (unaudited)
6 months
Western Asset Intermediate Bond Portfolio:
Class IS	3.22%
Class I	3.20%
Barclays Capital Intermediate U.S. Government/Credit Index	2.47%
Lipper Intermediate Investment Grade Debt Funds Category Average	2.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fees forgone and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 593 funds in the Fund’s Lipper category.

VI	Western Asset Intermediate Bond Portfolio

Investment commentary (cont’d)

The 30-Day SEC Yields for the period ended June 30, 2011 for Class IS and Class I shares were 2.21% and 2.16%, respectively. Absent fees forgone and/or expense reimbursements, the 30-Day SEC Yields for Class IS and Class I shares would have been 2.18% and 2.15%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class IS and Class I shares were 0.47% and 0.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses, to average net assets is not expected to exceed 0.45% for Class IS shares. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to the class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Intermediate Bond Portfolio	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	3.22%	$1,000.00	$1,032.20	0.45%	$2.27
Class I	3.20	1,000.00	1,032.00	0.50	2.52

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	5.00%	$1,000.00	$1,022.56	0.45%	$2.26
Class I	5.00	1,000.00	1,022.32	0.50	2.51
[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital Intermediate U.S. Government/Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
WAIP	— Western Asset Intermediate Bond Portfolio

4	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital Intermediate U.S. Government/Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
WAIP	— Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 51.1%
Consumer Discretionary — 2.2%
Media — 1.8%
Comcast Corp., Senior Notes	6.500%	1/15/17	$1,190,000	$1,386,955
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	538,345
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	630,000	707,195
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	664,965
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	43,876
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,489,139
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	1,044,005
Total Media				6,874,480
Multiline Retail — 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,616,962
Total Consumer Discretionary				8,491,442
Consumer Staples — 3.3%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,211,757
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	139,643
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,501,737
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,102,478
Total Beverages				3,955,615
Food & Staples Retailing — 0.9%
Kroger Co., Notes	3.900%	10/1/15	865,000	914,861
Safeway Inc., Senior Notes	3.950%	8/15/20	930,000	904,419
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	987,835
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	601,892
Total Food & Staples Retailing				3,409,007
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,320,000	1,443,021
Tobacco — 1.0%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	463,605
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	860,604
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,090,935
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,282,437
Total Tobacco				3,697,581
Total Consumer Staples				12,505,224

See Notes to Financial Statements.

6	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Energy — 5.7%
Energy Equipment & Services — 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	$720,000	$907,749
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,629,716
Total Energy Equipment & Services				2,537,465
Oil, Gas & Consumable Fuels — 5.0%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	78,791
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,845,598
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	150,000	152,601
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	1,018,456
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	184,805
ConocoPhillips	5.200%	5/15/18	1,910,000	2,142,648
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,375,933
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	777,239
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	800,000	1,022,333
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	621,699
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	1,500,000	1,720,474
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	129,600	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,928,403
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	434,736
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	208,336
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	300,000	305,495
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,315,309
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,720,000	2,120,760
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,197,889
Williams Cos. Inc., Notes	7.875%	9/1/21	533,000	660,630
Total Oil, Gas & Consumable Fuels				19,241,735
Total Energy				21,779,200
Financials — 30.7%
Capital Markets — 4.4%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	810,063
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,107,358	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,320,000	2,656,000	(b)(c)
Goldman Sachs Capital III, Preferred Securities	1.024%	9/1/12	2,590,000	1,969,332	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000	103,088
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	41,033
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	40,000	42,275
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	225,317
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	76,787

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	7

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	$420,000	$433,711
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,012,275	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	393,525	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	6,200,000	620	(b)(c)(d)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	36	(b)(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	15	(d)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,562,400
Morgan Stanley	7.300%	5/13/19	2,100,000	2,381,455
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	1,180,000	1,250,853
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	731,724	(b)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,840,000	1,920,609
Total Capital Markets				16,718,476
Commercial Banks — 13.6%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	674,772
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,614,405	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	50,000	37,187	(b)(c)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,108,610	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	387,733	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	960,000	1,016,439	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	903,362	(a)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	774,667
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	800,000	791,145
BNP Paribas, Senior Notes	1.190%	1/10/14	690,000	684,904	(b)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	884,136	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,850,818	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	682,917	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	2,100,000	2,122,852	(a)
Credit Agricole Home Loan SFH, Secured Bonds	1.024%	7/21/14	400,000	400,125	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,410,750	(a)(b)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	920,293	(a)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	3,410,000	3,430,879	(a)
Glitnir Banki HF	6.329%	7/28/11	120,000	33,300	(a)(b)(d)(e)
Glitnir Banki HF, Notes	5.815%	1/21/11	4,430,000	1,229,325	(a)(b)(e)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	1,980,000	549,450	(a)(d)(e)
Glitnir Banki HF, Senior Notes	5.678%	1/18/12	100,000	27,750	(a)(b)(d)(e)

See Notes to Financial Statements.

8	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	$910,000	$0	(a)(b)(d)(e)(g)(k)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,528,210	(a)
International Bank for Reconstruction & Development, Bonds	1.125%	7/6/12	2,400,000	2,400,046
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	360,461	(a)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	0	(a)(b)(c)(d)(e)(g)(k)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	163,100	(a)(d)(e)
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,074,764
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	620,000	645,454
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	648,659	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,878,844	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	950,620	(a)(b)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	820,000	812,303
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	640,000	657,384
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	1,600,000	1,607,512
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/17	1,310,000	1,311,658	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	736,579	(a)
Swedbank AB, Secured Bonds	2.950%	3/28/16	1,900,000	1,931,312	(a)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	1,955,673	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,130,885
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/18/11	708,000	647,820	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	2,720,000	2,866,630
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,059,491	(a)
Total Commercial Banks				51,903,224
Consumer Finance — 3.4%
Ally Financial Inc., Notes	2.200%	12/19/12	5,160,000	5,290,986
American Express Co., Senior Notes	8.125%	5/20/19	120,000	152,134
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	2,029,857
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,074,200	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,393,256
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,330,000	1,419,695
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,130,000	1,159,395	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	581,735
Total Consumer Finance				13,101,258

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	9

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 6.4%
Bank of America Corp., Senior Notes	4.875%	9/15/12	$940,000	$979,649
Bank of America Corp., Senior Notes	4.500%	4/1/15	290,000	303,195
Bank of America Corp., Senior Notes	5.000%	5/13/21	450,000	444,532
CDP Financial Inc.	4.400%	11/25/19	1,270,000	1,300,564	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,100,000	1,196,007
Citigroup Inc., Senior Notes	6.375%	8/12/14	730,000	807,179
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	511,117
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,363,620
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	1,400,000	1,357,552	(a)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,000,000	1,110,909
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,115,592
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	243,597
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,747,625	(b)
ILFC E-Capital Trust I	5.760%	12/21/65	250,000	204,048	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	296,800	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,430,000	1,522,950	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	480,037
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	790,000	772,885
JPMorgan Chase Capital XXII	6.450%	2/2/37	950,000	957,197
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,872,000	1,902,478	(b)(c)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,128,955
SSIF Nevada LP, Senior Notes	0.981%	4/14/14	1,890,000	1,890,011	(a)(b)
TNK-BP Finance SA	6.875%	7/18/11	703,000	704,758	(a)
TNK-BP Finance SA, Notes	6.125%	3/20/12	210,000	216,573	(a)
Total Capital SA, Senior Notes	4.450%	6/24/20	170,000	177,434
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	1,710,000	1,737,622	(a)
Total Diversified Financial Services				24,472,886
Insurance — 2.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	261,594
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	204,634	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	574,313
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	620,000	647,718	(a)(b)
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,492,056	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,857,274
Suncorp-Metway Ltd., Senior Notes	1.778%	7/16/12	2,350,000	2,385,713	(a)(b)

See Notes to Financial Statements.

10	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Teachers Insurance & Annuity Association of America —College Retirement Equity Fund, Notes	6.850%	12/16/39	$330,000	$375,503	(a)
Total Insurance				7,798,805
Thrifts & Mortgage Finance — 0.8%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	1,880,000	1,961,064
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	853,598
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	50,248
Total Thrifts & Mortgage Finance				2,864,910
Total Financials				116,859,559
Health Care — 1.0%
Health Care Equipment & Supplies — 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	585,995
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	407,744
Total Health Care Equipment & Supplies				993,739
Health Care Providers & Services — 0.7%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	371,775
Universal Health Services Inc.	6.750%	11/15/11	1,720,000	1,749,386
WellPoint Inc., Notes	5.875%	6/15/17	100,000	114,332
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	545,284
Total Health Care Providers & Services				2,780,777
Total Health Care				3,774,516
Industrials — 2.0%
Aerospace & Defense — 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,451,015
Airlines — 0.4%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	588,842	618,991
US Airways Pass-Through Trust	6.850%	1/30/18	1,036,218	1,018,094	(g)
Total Airlines				1,637,085
Industrial Conglomerates — 0.5%
Tyco International Group SA, Notes	6.000%	11/15/13	1,298,000	1,434,891
United Technologies Corp., Senior Notes	4.500%	4/15/20	460,000	487,054
Total Industrial Conglomerates				1,921,945
Road & Rail — 0.7%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,522,573	(g)
Total Industrials				7,532,618

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	11

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Materials — 1.7%
Chemicals — 0.6%
Dow Chemical Co.	6.000%	10/1/12	$1,770,000	$1,876,745
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	373,048
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	190,306
Total Chemicals				2,440,099
Metals & Mining — 1.1%
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	813,702
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,000	108,078
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,102,144
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	586,053
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,390,000	1,572,432
Total Metals & Mining				4,182,409
Total Materials				6,622,508
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	244,992
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	531,540
Embarq Corp., Notes	7.082%	6/1/16	1,380,000	1,534,036
Qwest Corp., Notes	8.875%	3/15/12	1,510,000	1,589,275
Total Diversified Telecommunication Services				3,899,843
Wireless Telecommunication Services — 1.6%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	730,000	765,010
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	450,000	504,967
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,102,230
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	1,480,000	1,569,154
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	2,139,000	2,224,560
Total Wireless Telecommunication Services				6,165,921
Total Telecommunication Services				10,065,764
Utilities — 1.8%
Electric Utilities — 1.4%
Duke Energy Corp., Notes	6.250%	1/15/12	1,078,000	1,110,480
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	837,572
Exelon Corp., Notes	4.900%	6/15/15	530,000	569,880
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	159,409
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,510,000	1,620,062
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	876,981
Total Electric Utilities				5,174,384

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — 0.4%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	$1,160,000	$1,501,727
Total Utilities				6,676,111
Total Corporate Bonds & Notes (Cost — $203,906,539)				194,306,942
Asset-Backed Securities — 12.0%
ABFS Mortgage Loan Trust, 2002-3 A	4.763%	9/15/33	26,583	26,144	(b)
Access Group Inc., 2005-B A2	0.504%	7/25/22	1,499,685	1,407,314	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,211,181	(a)
AFC Home Equity Loan Trust, 2003-3 1A	0.536%	10/25/30	518,371	345,571	(a)(b)
Bank of America Credit Card Trust, 2010-A1 A1	0.487%	9/15/15	2,440,000	2,445,863	(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.307%	11/25/33	1,900,000	1,773,768	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,907,619	(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.846%	4/25/32	248,704	140,535	(b)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.646%	10/25/35	800,000	737,852	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.369%	11/15/36	2,435,882	1,872,477	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.626%	5/25/35	800,000	737,694	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.806%	1/25/35	1,320,000	1,167,621	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	879,397	931,395	(b)
Education Funding Capital Trust, 2003-3 A6	1.724%	12/15/42	200,000	190,000	(b)
Educational Funding of the South Inc., 2011-1 A2	0.922%	4/25/35	4,100,000	3,864,904	(b)
First Horizon ABS Trust, 2007-HE1 A	0.316%	9/25/29	651,032	507,110	(b)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,900,000	1,914,250	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.195%	11/22/31	325,000	268,667	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.690%	2/20/32	325,000	264,046	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.689%	3/13/32	450,000	353,935	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	322,337	314,233	(a)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,980,000	2,068,982	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	471,532	(a)(b)
Illinois Student Assistance Commission, 2010-1 A3	1.174%	7/25/45	2,200,000	2,088,746	(b)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.446%	3/25/31	156,578	106,870	(b)
Louisiana Public Facilities Authority, 2011-A A3	1.257%	4/25/35	1,900,000	1,814,139	(b)
MSDWCC Heloc Trust, 2003-1 A	0.726%	11/25/15	202,681	193,822	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.540%	12/7/20	3,647,543	3,657,684	(b)
Nelnet Student Loan Trust, 2008-4 A4	1.754%	4/25/24	920,000	944,202	(b)
Penarth Master Issuer, 2011-1A A1	0.850%	5/18/15	520,000	520,000	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	13

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Quest Trust, 2005-X1 M1	0.686%	3/25/35	$296,857	$290,953	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	567,633	581,366	(b)
SLM Student Loan Trust, 2003-04 A5A	0.997%	3/15/33	2,010,659	1,924,402	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.997%	3/15/33	2,680,878	2,640,129	(a)(b)(g)
SLM Student Loan Trust, 2003-11 A6	0.537%	12/15/25	1,800,000	1,701,000	(a)(b)
SLM Student Loan Trust, 2005-7 A4	0.424%	10/25/29	1,000,000	920,419	(b)
SLM Student Loan Trust, 2011-B A1	1.036%	12/16/24	1,200,000	1,198,800	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.706%	6/25/35	454,840	433,279	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	634,208
Total Asset-Backed Securities (Cost — $45,334,354)				45,572,712
Collateralized Mortgage Obligations — 9.7%
ARM Trust, 2004-5 4A1	5.205%	4/25/35	487,507	475,120	(b)
Banc of America Funding Corp., 2005-B 2A1	2.892%	4/20/35	1,354,635	1,040,234	(b)
Bayview Commercial Asset Trust, 2005-1A A2	0.536%	4/25/35	979,834	833,212	(a)(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.746%	4/25/35	1,014,469	795,287	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.878%	10/25/35	1,220,098	911,408	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	3.242%	2/25/36	1,006,910	974,186	(a)(b)
Countrywide Home Loans, 2004-20 2A1	2.945%	9/25/34	333,446	199,955	(b)
Countrywide Home Loans, 2004-R1 1AF	0.586%	11/25/34	361,322	322,155	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.606%	7/25/36	523,588	467,828	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,515,097	889,512
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.801%	6/25/34	481,029	368,783	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.741%	2/25/48	1,402,723	1,404,007	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.891%	12/29/45	1,978,049	1,978,049	(a)(b)(g)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	110,504	110,462
Government National Mortgage Association (GNMA), 2010-H26 LF	0.560%	8/20/58	1,078,810	1,067,849	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.660%	11/20/60	3,041,182	3,022,662	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.686%	2/20/61	895,188	892,395	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.710%	3/20/61	496,303	494,752	(b)(g)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.317%	3/6/20	1,130,000	1,109,372	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.536%	1/25/35	343,250	292,948	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.712%	1/19/35	819,255	764,472	(b)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.546%	7/25/35	166,363	159,032	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.851%	11/25/37	1,740,292	1,399,598	(b)

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	$1,120,000	$1,151,945
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.836%	11/21/34	6,815,190	6,502,012	(b)
MASTR ARM Trust, 2004-11 M1	0.826%	11/25/34	828,661	728,149	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.536%	5/25/35	298,442	244,209	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.544%	2/25/34	990,105	961,674	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.195%	4/25/35	305,752	284,525	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	1,154,562	1,194,623
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	1,550,000	1,547,104
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,072,241	1,082,747
SACO I Trust, 2007-VA1 A	8.770%	6/25/21	1,273,109	1,394,557	(a)(b)(g)
Sequoia Mortgage Trust, 2003-3 A1	0.516%	7/20/33	852,706	757,432	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.526%	5/19/35	1,295,769	1,088,285	(b)
Washington Mutual Inc., 2004-AR11	2.718%	10/25/34	171,454	159,424	(b)
Total Collateralized Mortgage Obligations (Cost — $38,690,383)				37,069,964
Mortgage-Backed Securities — 3.6%
FHLMC — 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.267%	1/1/19	4,952	5,013	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	20,801	23,519
Federal Home Loan Mortgage Corp. (FHLMC)	2.506%	12/1/34	663,864	695,104	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.740%	7/1/35	1,435,328	1,508,188	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	2,255	405
Total FHLMC				2,232,229
FNMA — 1.6%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	12,861	13,855
Federal National Mortgage Association (FNMA)	2.911%	3/1/18	9,400	9,496	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	18,490	21,927
Federal National Mortgage Association (FNMA)	2.460%	12/1/34	346,865	363,683	(b)
Federal National Mortgage Association (FNMA)	2.037%	1/1/35	1,798,367	1,890,965	(b)
Federal National Mortgage Association (FNMA), Grantor Trust	5.763%	12/25/11	3,663,449	3,742,645
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	2,317	2,180
Total FNMA				6,044,751
GNMA — 1.4%
Government National Mortgage Association (GNMA)	4.000%	7/20/41	2,300,000	2,335,579	(h)
Government National Mortgage Association (GNMA)	2.076%	6/20/60	2,846,586	3,000,302	(b)
Total GNMA				5,335,881
Total Mortgage-Backed Securities (Cost — $13,372,101)				13,612,861

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	15

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 2.2%
Alabama — 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	$30,000	$30,365
California — 0.2%
California State, GO	6.200%	10/1/19	450,000	493,879
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	70,000	71,578
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	70,000	69,706
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	20,000	20,080
Total California				655,243
Georgia — 0.0%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	50,000	49,553
Illinois — 0.2%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	100,000	102,298
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	50,000	51,124
Illinois State, GO	5.665%	3/1/18	370,000	383,809
Illinois State, GO	5.877%	3/1/19	390,000	400,869
Total Illinois				938,100
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	60,000	59,219
New York — 0.1%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	210,000	207,993
North Carolina — 0.5%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.135%	7/25/25	1,900,000	1,850,752	(b)
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.176%	5/1/46	2,625,000	2,388,750	(b)
Virginia — 0.6%
Virginia State Housing Development Authority	6.000%	6/25/34	2,177,589	2,177,567
Total Municipal Bonds (Cost — $8,163,931)				8,357,542
Sovereign Bonds — 1.8%
Canada — 0.5%
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,620,000	1,718,172
Japan — 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,836,920

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Norway — 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	$1,800,000	$1,834,401	(a)
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	286,875	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	15,330	18,071	(a)
Total Russia				304,946
Total Sovereign Bonds (Cost — $6,444,267)				6,694,439
U.S. Government & Agency Obligations — 12.9%
U.S. Government Agencies — 7.2%
Farmer Mac	3.000%	9/22/14	120,000	127,225
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,787,721	(a)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	1,971,000	2,039,218
Federal Home Loan Bank (FHLB), Bonds	1.070%	4/29/13	2,800,000	2,801,731
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,219,009
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	3,024,130
Federal National Mortgage Association (FNMA), Notes	1.000%	2/17/26	1,960,000	1,959,763
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,600,000	1,683,166
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,697,284
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	2,904,785
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	80,719
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,154,103
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,697,981
Total U.S. Government Agencies				27,176,835
U.S. Government Obligations — 5.7%
U.S. Treasury Bonds	4.375%	11/15/39	390,000	390,183
U.S. Treasury Notes	0.750%	3/31/13	980,000	985,743
U.S. Treasury Notes	0.750%	6/15/14	1,340,000	1,338,429	(b)
U.S. Treasury Notes	2.625%	4/30/18	1,990,000	2,014,875	(b)
U.S. Treasury Notes	2.375%	5/31/18	5,150,000	5,122,653	(b)
U.S. Treasury Notes	3.625%	2/15/21	7,420,000	7,737,086	(b)
U.S. Treasury Notes	3.125%	5/15/21	3,630,000	3,619,800	(b)
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	990,000	578,001	(b)
Total U.S. Government Obligations				21,786,770
Total U.S. Government & Agency Obligations (Cost — $47,432,826)				48,963,605

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	17

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 1.2%
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	$2,726,258	$2,852,773	(j)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,518,600	1,763,710
Total U.S. Treasury Inflation Protected Securities (Cost — $3,801,525)				4,616,483

			Shares
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		1,725	5,089	*(b)
Federal National Mortgage Association (FNMA)	8.250%		10,775	23,166	*(b)
Total Preferred Stocks (Cost — $312,500)				28,255

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.00		9/16/11	78	16,575
U.S. Treasury 10-Year Notes Futures, Call @ $125.5		8/26/11	45	14,063
U.S. Treasury 5-Year Notes Futures, Call @ $123.00		7/22/11	64	500
Total Purchased Options (Cost — $46,786)				31,138
Total Investments before Short-Term Investments (Cost — $367,505,212)				359,253,941

		Maturity Date	Face Amount
Short-Term Investments — 6.3%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $629,595)	0.120%	1/10/12	$630,000	629,629	(i)(j)
Repurchase Agreements — 6.1%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/11; Proceeds at maturity — $2,390,001; (Fully collateralized by Federal Home Loan Mortgage Corp. 3.500% due 8/17/20; Market value — $2,437,800)	0.010%	7/1/11	2,390,000	2,390,000
Goldman Sachs & Co. repurchase agreement dated 6/30/11; Proceeds at maturity — $21,000,006; (Fully collateralized by U.S. government agency obligations, 0.850% due 2/8/13; Market value — $21,426,600)	0.010%	7/1/11	21,000,000	21,000,000
Total Repurchase Agreements (Cost — $23,390,000)				23,390,000
Total Short-Term Investments (Cost — $24,019,595)				24,019,629
Total Investments — 100.8% (Cost — $391,524,807#)				383,273,570
Liabilities in Excess of Other Assets — (0.8)%				(2,853,278)
Total Net Assets — 100.0%				$380,420,292

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Intermediate Bond Portfolio

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of June 30, 2011.

(e)	Illiquid security.

(f)	The maturity principal is currently in default as of June 30, 2011.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/19/12	$99.50	132	$51,150
Eurodollar Futures, Put	3/19/12	99.50	132	51,150
Eurodollar Mid Curve 1-Year Futures, Put	9/16/11	98.25	78	1,462
U.S. Treasury 10-Year Notes Futures, Call	7/22/11	126.00	30	1,406
U.S. Treasury 10-Year Notes Futures, Call	8/26/11	127.00	92	11,500
U.S. Treasury 10-Year Notes Futures, Put	7/22/11	122.00	30	21,563
Total Written Options (Premiums received — $166,975)				$138,231

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $391,524,807)	$383,273,570
Cash	496
Interest receivable	2,953,718
Receivable for securities sold	292,136
Deposits with brokers for swap contracts	100,000
Swaps, at value (net premiums paid — $10,765)	8,506
Principal paydown receivable	2,917
Receivable for open swap contracts	2,570
Prepaid expenses	29,816
Other receivables	2,455
Total Assets	386,666,184

Liabilities:
Payable for securities purchased	5,215,829
Distributions payable	328,789
Payable to broker — variation margin on open futures contracts	177,435
Written options, at value (premiums received $166,975)	138,231
Investment management fee payable	121,408
Swaps, at value (net premium received — $49,690)	71,667
Payable for Fund shares repurchased	33,469
Directors’ fees payable	8,968
Payable for open swap contracts	1,788
Accrued expenses	148,308
Total Liabilities	6,245,892
Total Net Assets	$380,420,292

Net Assets:
Par value (Note 7)	$35,087
Paid-in capital in excess of par value	388,656,443
Undistributed net investment income	125,426
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(72,846)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(8,323,818)
Total Net Assets	$380,420,292

Shares Outstanding:
Class IS	6,848,853
Class I	28,238,605

Net Asset Value:
Class IS	$10.84
Class I	$10.84

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Statement of operations

For the Six Months Ended June 30, 2011 (unaudited)

Investment Income:
Interest	$6,985,584

Expenses:
Investment management fee (Note 2)	752,818
Transfer agent fees (Note 5)	68,038
Audit and tax	27,604
Legal fees	22,026
Registration fees	19,984
Fund accounting fees	19,595
Directors’ fees	15,310
Shareholder reports (Note 5)	11,585
Custody fees	8,048
Insurance	5,356
Fees recaptured by investment manager (Note 2)	73
Miscellaneous expenses	215
Total Expenses	950,652
Less: Fees forgone and/or expense reimbursements (Notes 2 and 5)	(27,765)
Net Expenses	922,887
Net Investment Income	6,062,697

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	61,270
Futures contracts	970,319
Written options	262,072
Swap contracts	39,083
Net Realized Gain	1,332,744
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,763,985
Futures contracts	669,598
Written options	2,219
Swap contracts	(68,475)
Change in Net Unrealized Appreciation (Depreciation)	4,367,327
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	5,700,071
Increase in Net Assets from Operations	$11,762,768

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$6,062,697	$16,290,732
Net realized gain	1,332,744	5,357,898
Change in net unrealized appreciation (depreciation)	4,367,327	16,972,044
Increase in Net Assets From Operations	11,762,768	38,620,674

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,966,229)	(16,939,527)
Net realized gains	—	(5,041,150)
Decrease in Net Assets From Distributions to Shareholders	(5,966,229)	(21,980,677)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	38,155,387	74,906,399
Reinvestment of distributions	3,822,659	15,338,026
Cost of shares repurchased	(67,847,743)	(189,113,004)
Decrease in Net Assets From Fund Share Transactions	(25,869,697)	(98,868,579)
Decrease in Net Assets	(20,073,158)	(82,228,582)

Net Assets:
Beginning of period	400,493,450	482,722,032
End of period*	$380,420,292	$400,493,450
* Includes undistributed net investment income of:	$125,426	$28,958

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011[3]	2010	2009	2008[4]

Net asset value, beginning of period	$ 10.67	$10.31	$ 9.31	$ 9.49

Income (loss) from operations:
Net investment income	0.17	0.39	0.42	0.09
Net realized and unrealized gain (loss)	0.17	0.50	1.15	(0.13)
Total income (loss) from operations	0.34	0.89	1.57	(0.04)

Less distributions from:
Net investment income	(0.17)	(0.40)	(0.42)	(0.14)
Net realized gains	—	(0.13)	(0.15)	—
Total distributions	(0.17)	(0.53)	(0.57)	(0.14)

Net asset value, end of period	$10.84	$10.67	$10.31	$9.31
Total return[5]	3.22%	8.79%	17.39%	(0.41)%

Net assets, end of period (000s)	$74,251	$59,403	$60,112	$50,196

Ratios to average net assets:
Gross expenses	0.48%[6]	0.47%	0.46%	0.46%[6]
Net expenses[7,8]	0.45 [6]	0.45	0.45	0.45 [6]
Net investment income	3.26 [6]	3.65	4.20	4.50 [6]

Portfolio turnover rate	40%[9]	99%	175%	165%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the six months ended June 30, 2011 (unaudited).

[4]	For the period October 3, 2008 (commencement of operations) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fees forgone and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 42% for the six months ended June 30, 2011.

[10]	Not annualized.

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	23

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011[2]		2010	2009	2008[3]		2008[4]	2007[4]	2006[4]

Net asset value, beginning of period	$ 10.67		$10.31	$9.32	$10.30		$10.43	$10.21	$ 10.51

Income (loss) from operations:
Net investment income	0.17	[5]	0.39 [5]	0.42 [5]	0.34	[5]	0.52 [5]	0.49 [5]	0.44
Net realized and unrealized gain (loss)	0.17		0.50	1.14	(0.82)		(0.14)	0.22	(0.20)
Total income (loss) from operations	0.34		0.89	1.56	(0.48)		0.38	0.71	0.24

Less distributions from:
Net investment income	(0.17)		(0.40)	(0.42)	(0.37)		(0.51)	(0.49)	(0.44)
Net realized gains	—		(0.13)	(0.15)	(0.13)		—	—	(0.10)
Total distributions	(0.17)		(0.53)	(0.57)	(0.50)		(0.51)	(0.49)	(0.54)

Net asset value, end of period	$10.84		$10.67	$10.31	$9.32		$10.30	$10.43	$10.21
Total return[6]	3.20%		8.76%	17.24%	(4.72)%		3.77%	7.17%	2.37%

Net assets, end of period (000s)	$306,169		$341,090	$422,610	$475,695		$706,873	$639,735	$739,492

Ratios to average net assets:
Gross expenses	0.51%[7]		0.48%	0.47%	0.46%[7]		0.45%	0.46%	0.47%
Net expenses[8]	0.50	[7,9]	0.48 [9]	0.47	0.46	[7]	0.45	0.45 [9]	0.45 [9]
Net investment income	3.21	[7]	3.63	4.20	4.60	[7]	5.00	4.80	4.30

Portfolio turnover rate	40%[10]		99%	175%	165%[11]		239%	244%	266%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Per share amounts have been calculated using the average shares method.

[6]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 42% for the six months ended June 30, 2011.

[11]	Not annualized.

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Shares in the Class FI bear a distribution fee. Class FI shares have not commenced operations. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	25
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Levels 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$191,784,369	$2,522,573	$194,306,942
Asset-backed securities	—	42,932,583	2,640,129	45,572,712
Collateralized mortgage obligations	—	33,202,606	3,867,358	37,069,964
Mortgage-backed securities	—	13,612,861	—	13,612,861
Municipal bonds	—	8,357,542	—	8,357,542
Sovereign bonds	—	6,694,439	—	6,694,439
U.S. government & agency obligations	—	48,963,605	—	48,963,605
U.S. treasury inflation protected securities	—	4,616,483	—	4,616,483
Preferred stocks	$28,255	—	—	28,255
Purchased options	31,138	—	—	31,138
Total long-term investments	$59,393	$350,164,488	$9,030,060	$359,253,941
Short-term investments†	—	24,019,629	—	24,019,629
Total investments	$59,393	$374,184,117	$9,030,060	$383,273,570
Other financial instruments:
Futures contracts	$112,934	—	—	$112,934
Credit default swaps on corporate issues — buy protection‡	—	$8,506	—	8,506
Total other financial instruments	$112,934	$8,506	—	$121,440
Total	$172,327	$374,192,623	$9,030,060	$383,395,010

26	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$138,231	—	—	$138,231
Futures contracts	190,023	—	—	190,023
Credit default swaps on corporate issues — sell protection‡	—	$36,803	—	36,803
Credit default swaps on corporate issues — buy protection‡	—	22,560	—	22,560
Credit default swaps on credit indices — sell protection‡	—	12,304	—	12,304
Total	$328,254	$71,667	—	$399,921

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Total
Balance as of December 31, 2010	$0	*	$292,739	$3,100,000	$2,433,750	$5,826,489
Accrued premiums/discounts	—		566	—	3,805	4,371
Realized gain (loss)[1]	—		1,844	—	14,194	16,038
Change in unrealized appreciation (depreciation)[2]	—		119,477	(1,551)	62,001	179,927
Net purchases (sales)	—		2,571,074	(2,603,697)	(125,000)	(157,623)
Transfers into Level 3	2,522,573		—	3,372,606	—	5,895,179
Transfers out of Level 3	—		(345,571)	—	(2,388,750)	(2,734,321)
Balance as of June 30, 2011	$2,522,573		$2,640,129	$3,867,358	—	$9,030,060
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[2]	—		$42,559	$(1,551)	—	$41,008

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	27

repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

28	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2011, the total notional value of all credit default swaps to sell protection is $8,410,942. This amount

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	29

would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

30	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	31

can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

32	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held credit default swaps and written options with credit related contingent features which had a liability position of $209,898. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	33

Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed: 0.45% for Class IS shares. Western Asset also agreed to waive their advisory fee (which is paid by LMPFA and not the Fund) under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the six months ended June 30, 2011, fees forgone and/or expenses reimbursed for the Fund amounted to $27,765.

With respect to Class IS shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

34	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Pursuant to this arrangement, at June 30, 2011, the Fund had remaining fees forgone and/or expense reimbursements subject to recapture by LMPFA and date of expiration as follows:

Class IS
Expires December 31, 2011	$746
Expires December 31, 2012	4,639
Expires December 31, 2013	11,753
Expires December 31, 2014	9,031
Fees forgone/expense reimbursement subject to recapture	$26,169

For the six months ended June 30, 2011, LMPFA recaptured $73 for Class IS.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$61,117,951	$90,748,127
Sales	86,433,769	103,506,873

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,350,338
Gross unrealized depreciation	(23,601,575)
Net unrealized depreciation	$(8,251,237)

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	52	3/12	$12,935,819	$12,936,950	$1,131
U.S. Treasury 5-Year Notes	112	9/11	13,438,630	13,349,875	(88,755)
U.S. Treasury 10-Year Notes	289	9/11	35,255,181	35,352,828	97,647
					10,023
Contracts to Sell:
90-Day Eurodollar	52	6/12	12,886,081	12,920,050	(33,969)
90-Day Eurodollar	52	3/13	12,838,631	12,828,400	10,231
U.S. Treasury 2-Year Notes	164	9/11	35,905,076	35,972,375	(67,299)
U.S. Treasury 30-Year Bonds	1	9/11	123,755	123,031	724
U.S. Treasury Ultra Long-Term Bond	3	9/11	381,951	378,750	3,201
					(87,112)
Net unrealized loss on open futures contracts					$(77,089)

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	35

At June 30, 2011, the Fund held TBA securities with a total cost of $2,350,672.

During the six months ended June 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	650	$167,316
Options written	1,529	596,556
Options closed	(1,546)	(573,473)
Options exercised	(52)	(16,244)
Options expired	(87)	(7,180)
Written options, outstanding June 30, 2011	494	$166,975

At June 30, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Implied Credit Spread At June 30, 2011[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Deutsche Bank AG (Metlife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	1.70%	1.000% quarterly	$(36,803)	$(35,831)	$(972)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	5.000% quarterly	$(9,285)	$2,400	$(11,685)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	420,000	3/20/20	5.000% quarterly	7,766	9,651	(1,885)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	5.000% quarterly	(8,219)	(838)	(7,381)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(2,242)	(135)	(2,107)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000% quarterly	(2,814)	1,011	(3,825)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	40,000	3/20/20	5.000% quarterly	740	1,114	(374)
Total	$1,170,000			$(14,054)	$13,203	$(27,257)

36	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (iBoxx IG HiVol4)	$7,550,942	6/20/12	1.000% quarterly	$(12,304)	$(16,297)	$3,993

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$31,138	—	$31,138
Futures contracts[3]	112,934	—	112,934
Swap contracts[4]	—	$8,506	8,506
Total	$144,072	$8,506	$152,578

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	37

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$138,231	—	$138,231
Futures contracts[3]	190,023	—	190,023
Swap contracts[4]	—	$71,667	71,667
Total	$328,254	$71,667	$399,921

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(37,840)	—	$(37,840)
Written options	262,072	—	262,072
Futures contracts	970,319	—	970,319
Swap contracts	—	$39,083	39,083
Total	$1,194,551	$39,083	$1,233,634

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(15,093)	—	$(15,093)
Written options	2,219	—	2,219
Futures contracts	669,598	—	669,598
Swap contracts	—	$(68,475)	(68,475)
Total	$656,724	$(68,475)	$588,249

38	Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$28,802
Written options	82,499
Futures contracts (to buy)	64,241,267
Futures contracts (to sell)	44,246,108

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,354,286
Credit default swap contracts (to sell protection)	8,025,228

5. Class specific expenses, fees forgone and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the Class FI. Service and distribution fees are accrued and paid monthly. At June 30, 2011, Class FI had not commenced operations.

For the six months ended June 30, 2011, class specific expenses were as follows:

	Shareholder Reports	Transfer Agent Fees
Class IS	$1,385	$3,206
Class I	10,200	64,832
Total	$11,585	$68,038

For the six months ended June 30, 2011, class specific fees forgone and/or expense reimbursements were as follows:

Fees Forgone/ Expense Reimbursements
Class IS	$9,031
Class I	18,734
Total	$27,765

6. Distributions to shareholders by class

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Net Investment Income:
Class IS1	$987,599	$2,229,177
Class I1	4,978,630	14,710,350
Total	$5,966,229	$16,939,527

Net Realized Gains:
Class IS1	—	$695,570
Class I1	—	4,345,580
Total	—	$5,041,150

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

Western Asset Intermediate Bond Portfolio 2011 Semi-Annual Report	39

7. Capital shares

At June 30, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share.

Transaction in shares of each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	1,195,067	$13,062,086	436,312	$4,720,000
Shares issued on reinvestment	87,461	944,388	271,420	2,900,878
Shares repurchased	—	—	(972,315)	(10,330,000)
Net increase (decrease)	1,282,528	$14,006,474	(264,583)	$(2,709,122)

Class I1
Shares sold	2,311,242	$25,093,301	6,567,865	$70,186,399
Shares issued on reinvestment	266,600	2,878,271	1,164,622	12,437,148
Shares repurchased	(6,297,909)	(67,847,743)	(16,762,966)	(178,783,004)
Net decrease	(3,720,067)	$(39,876,171)	(9,030,479)	$(96,159,457)

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset

Intermediate Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Intermediate Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012830 8/11 SR11-1442

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	August 26, 2011

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date:	August 26, 2011